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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-8 to register 250,000 shares of common stock of our report dated January 19, 1998, on our audits of the financial statements of Cubist Pharmaceuticals, Inc.

                                                 /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 6, 1998